HAWAIIAN TAX-FREE TRUST
Supplement to the Prospectus
dated July 31, 2010
as Previously Supplemented November 8, 2010

The material under the captions “Management” “Portfolio Manager” is replaced by the following:

Portfolio Managers -- Mr. Stephen Rodgers, Ms. Janet Katakura, and Mr. Denis Massey form the Trust’s portfolio management team. All are employees of the Adviser.

Mr. Rodgers is a Senior Vice President of Bank of Hawaii (“BOH”), where he is the Chief Investment Officer and the manager of the Fixed Income Division within the Bank of Hawaii’s Investment Management Services Division. He has been with the Bank of Hawaii since 1995.

Janet Katakura is a Vice President and Senior Portfolio Manager with BOH. She has been employed by BOH since 1983.

Denis Massey is an Assistant Vice President and Portfolio Manager with BOH. Mr. Massey started his career with the Adviser as a Market Risk Analyst and joined the Fixed Income Department in 2007 to focus on tax-exempt portfolios.

The date of this supplement is December 16, 2010